SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): January 27, 2005

                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)


              1-2918                                         61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
           (Address of principal executive offices)          (Zip Code)


           P.O. Box 391, Covington, Kentucky                 41012-0391
                   (Mailing Address)                         (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(b)

     On January 27, 2005, Ashland Inc. announced that Jane C. Pfeiffer and William L. Rouse, Jr. have retired from the Ashland Inc. Board of Directors (the "Board"), both effective January 27, 2005, in accordance with the mandatory retirement policy of the Board.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ASHLAND INC.
                                  -------------------------------------------
                                              (Registrant)



Date:  January 27, 2005                   /s/ J. Marvin Quin
                                 --------------------------------------------
                                 Name:     J. Marvin Quin
                                 Title:    Senior Vice President and
                                           Chief Financial Officer





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